Exhibit 99.1

          S1 Corporation Reports Third Quarter 2004 Results;
       New Top 10 Bank Success Fuels Revenue and Profit Growth

    ATLANTA--(BUSINESS WIRE)--Oct. 28, 2004--S1 Corporation
(Nasdaq:SONE), a leading global provider of integrated front-office applications for financial institutions, today announced financial results for its third quarter ended September 30, 2004.

    -- Net income for the quarter was $3.2 million, or $0.04 per share, compared to net income of $0.6 million, or $0.01 per share, for the quarter ended June 30, 2004.

    -- Revenue for the quarter was $62.3 million, compared to revenue of $60.9 million for the quarter ended June 30, 2004, exceeding previous guidance.

    --  Total license revenue increased 25% to $11.7 million.

    -- Top 10 U.S. financial institution signed on to S1 Enterprise, making four of the Top 10 U.S. banks S1 Enterprise customers.

    -- The Company closed 16 Enterprise deals, indicating continued traction in all sizes of financial institutions.

    -- Announced plans to divest its Davidge business unit in November that will strengthen the Company's cash reserves.

    "I am pleased with the strong revenue and profit performance we delivered this quarter, which reflects the continued acceptance of S1 Enterprise, the industry's first integrated multi-channel solution," said Jaime Ellertson, chief executive officer of S1 Corporation. "This quarter marked several significant developments for our Enterprise strategy, including a new Enterprise relationship with SunTrust Bank and the transition to a subscription-based pricing model for our multi-channel Enterprise suite of products. Coinciding with our earnings release, we are also announcing the rollout of a new Enterprise product, co-developed with Wells Fargo Bank."
    The S1 Enterprise Partner Value Program participants continued to make substantial progress in Q3 and are all engaged in long-term implementation planning cycles focused on multiple applications. According to Ann P. Baughan, State Farm's Vice President of Enterprise Internet Services, "With the help of S1, we have identified strategic opportunities that focus on customer access points and systems integration. S1's Enterprise suite of solutions offers us the opportunity to have a more comprehensive view of our customer interactions, which will enable State Farm to provide enhanced service and better anticipate customer needs."

Operating Highlights

    -- Signed 16 Enterprise deals, 8 of which are new relationships with financial institutions and 8 being substantial new application or service add-on contracts. Several of the world's largest financial services providers, including SunTrust and China Pacific Insurance Company, were added to the growing list of more than 150 companies using S1 Enterprise.

    --  Global distribution partners continue to deliver new
        Enterprise deals, including wins at Housing Bank of Jordan, one of the largest institutions in the Middle East; Commercial International Bank of Egypt, one of the largest banks in Egypt; and OCBC, one of the largest banks in Asia.

    -- Signed 89 new customers and added more than 220 cross sales this quarter, which highlights the value of S1's customer base and feature-rich products that can be implemented either as a standalone solution or an integrated suite.

    -- Acquired lending solution provider X/Net Associates, adding to our already robust retail and commercial Internet, call center and branch offerings.

    --  Another solid performance from Edify.



Financial Guidance
For Q4 and Full Year 2004

                                             Q4 04       Full Year 04
                                         ------------- ---------------
                                           Lo     Hi      Lo     Hi
                                         ------ ------ ------- -------
FI Segment:
-----------
Revenue                                  $52.0  $54.0  $202.0  $204.0

Direct Costs                             $22.0  $22.5
Operating Expense                        $23.5  $24.0

EPS                                      $0.03  $0.05  $ 0.10  $ 0.12

Edify Segment:
--------------
Rev                                      $ 8.5  $ 9.5  $ 36.0  $ 37.0
EPS                                      $0.00  $0.01  $ 0.00  $ 0.01

Consolidated
------------
Rev                                      $60.0  $63.0  $236.0  $238.0
EPS                                      $0.03  $0.05  $ 0.10  $ 0.12

Fully Diluted Shares                      73.0   73.0    73.0    73.0
(in millions)


    Conference Call Information

    Company management will host a conference call to discuss third quarter results on Thursday, October 28, 2004 at 5:00 p.m. EST. Interested parties may access a live webcast of the call through the company's corporate website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through November 4, 2004.

    About S1

    S1 Corporation (Nasdaq: SONE) is a leading global provider of integrated front-office applications for more than 4,000 banks, credit unions and insurance providers around the world. Comprised of applications that address virtually every market segment and delivery channel, S1 solutions help integrate and optimize an institution's entire front office, resulting in increased operational efficiencies, revenue opportunities and overall customer satisfaction. S1 is the only provider with the proven experience, breadth of products and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

    Forward Looking Statements

    This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.



                    S1 Corporation and Subsidiaries
                      Consolidated Balance Sheets
                            (In thousands)
                              (Unaudited)

                                           September 30   December 31,
                                               2004          2003
                                          -------------- -------------

                  Assets
 Current assets:
   Cash and cash equivalents              $     123,737  $    150,064
   Short term investments, held-to-
    maturity                                      6,074        14,126
   Accounts receivable, net of allowances        47,714        37,188
   Prepaid expenses                               7,562         5,745
   Other current assets                           1,696         3,218
                                          -------------- -------------
            Total current assets                186,783       210,341
   Property and equipment, net                   14,419        15,661
   Intangible assets, net                        13,817        14,073
   Goodwill, net                                 96,840        93,462
   Other assets                                   3,633         3,551
                                          -------------- -------------
            Total assets                  $     315,492  $    337,088
                                          ============== =============

   Liabilities and Stockholders' Equity
 Current liabilities:
   Accounts payable                       $       5,079  $      6,166
   Accrued salaries and benefits                 11,033        11,500
   Accrued other expenses and
    restructuring                                17,264        27,437
   Deferred revenues                             31,667        38,536
   Current portion of capital lease
    obligation                                    1,118           762
                                          -------------- -------------
            Total current liabilities            66,161        84,401
   Other liabilities                              9,467         8,873
                                          -------------- -------------
            Total liabilities                    75,628        93,274
                                          -------------- -------------
 Stockholders' equity:
      Preferred stock                            10,000        10,000
      Common stock                                  737           732
      Additional paid-in capital              1,910,515     1,907,918
      Treasury stock                            (21,236)      (10,438)
      Accumulated deficit                    (1,657,434)   (1,661,717)
      Accumulated other comprehensive
       income:
        Cumulative foreign currency
         translation adjustment                  (2,718)       (2,681)
                                          -------------- -------------
            Total stockholders' equity          239,864       243,814
                                          -------------- -------------
            Total liabilities and
             stockholders' equity         $     315,492  $    337,088
                                          ============== =============




                    S1 CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Operations
            (In thousands, except share and per share data)
                              (Unaudited)

                                              Three Months Ended
                                            9/30/2004    9/30/2003
                                          ------------ ------------
Revenues:
     Software licenses                    $    11,736  $    16,161
     Support and maintenance                   15,689       14,193
     Professional services                     24,385       16,815
     Data center                                9,923        8,840
     Other                                        522        1,452
                                          ------------ ------------
           Total revenues                      62,255       57,461 (1)
                                          ------------ ------------
Direct costs:
     Software licenses                          1,514        1,156
     Professional services, support and
      maintenance                              19,223       18,503
     Data center                                4,585        5,177
     Other                                        279        1,424
                                          ------------ ------------
           Total direct costs                  25,601       26,260
                                          ------------ ------------
           Gross margin                        36,654       31,201
                                          ------------ ------------
Operating expenses:
     Selling and marketing                      9,099        9,334
     Product development                       12,029       10,415
     General and administrative                 8,308        7,607
     Depreciation and amortization              2,708        3,545
     Merger related and restructuring
      costs                                         -        4,052
     Amortization of acquisition
      intangibles                                 836          768
                                          ------------ ------------
           Total operating expenses            32,980       35,721
                                          ------------ ------------
Operating income (loss)                         3,674       (4,520)
Interest, investment and other income,
 net                                              180          171
Income tax expense                               (635)         (11)
                                          ------------ ------------
Net income (loss)                         $     3,219  $    (4,360)
                                          ============ ============

Net income (loss) per share:

Net income (loss) per common share -
 basic                                    $      0.05  $     (0.06)
                                          ============ ============
Net income per common share - diluted     $      0.04          N/A
                                          ============ ============

Weighted average common shares
 outstanding - basic                       70,506,931   69,876,641
Weighted average common shares and
 equivalents - diluted                     72,699,694          N/A

Common shares outstanding at end of
 period                                    70,195,318   70,825,678

Gross margin percentages:
 Software licenses                                 87%          93%
 Professional services, support and
  maintenance                                      52%          40%
 Data center                                       54%          41%
 Other                                             47%           2%
                                          ------------ ------------
 Total gross margin                                59%          54%
                                          ------------ ------------

(1) Results for the quarter ended September 30, 2003 include $8.2 million license revenue associated with the Zurich Insurance Company contract.
(2) Results for the nine months ended September 30, 2003 include
$33.2 million license and data center revenue and $1.8 million in data center expenses and $0.7 million in depreciation expense associated with the Zurich Insurance Company contract.


                    S1 CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Operations
            (In thousands, except share and per share data)
                              (Unaudited)

                                              Nine Months Ended
                                            9/30/2004    9/30/2003
                                          ------------ ------------
Revenues:
     Software licenses                    $    32,733  $    45,312
     Support and maintenance                   47,361       44,210
     Professional services                     68,382       63,137
     Data center                               30,407       35,571
     Other                                      2,186        2,618
                                          ------------ ------------
           Total revenues                     181,069      190,848 (2)
                                          ------------ ------------
Direct costs:
     Software licenses                          4,819        3,014
     Professional services, support and
      maintenance                              55,545       66,091
     Data center                               14,333       18,567 (2)
     Other                                      1,757        2,438
                                          ------------ ------------
           Total direct costs                  76,454       90,110
                                          ------------ ------------
           Gross margin                       104,615      100,738
                                          ------------ ------------
Operating expenses:
     Selling and marketing                     26,703       30,988
     Product development                       38,891       33,789
     General and administrative                22,682       24,637
     Depreciation and amortization              7,996       13,983 (2)
     Merger related and restructuring
      costs                                         -       20,564
     Amortization of acquisition
      intangibles                               2,437       16,625
                                          ------------ ------------
           Total operating expenses            98,709      140,586
                                          ------------ ------------
Operating income (loss)                         5,906      (39,848)
Interest, investment and other income,
 net                                             (525)         (74)
Income tax expense                             (1,098)        (130)
                                          ------------ ------------
Net income (loss)                         $     4,283  $   (40,052)
                                          ============ ============

Net income (loss) per share:

Net income (loss) per common share -
 basic                                    $      0.06  $     (0.58)
                                          ============ ============
Net income per common share - diluted     $      0.06          N/A
                                          ============ ============

Weighted average common shares
 outstanding - basic                       70,692,776   69,493,376
Weighted average common shares and
 equivalents - diluted                     73,106,864          N/A

Common shares outstanding at end of
 period                                    70,195,318   70,825,678

Gross margin percentages:
 Software licenses                                 85%          93%
 Professional services, support and
  maintenance                                      52%          38%
 Data center                                       53%          48%
 Other                                             20%           7%
                                          ------------ ------------
 Total gross margin                                58%          53%
                                          ------------ ------------

(1) Results for the quarter ended September 30, 2003 include $8.2 million license revenue associated with the Zurich Insurance Company contract.
(2) Results for the nine months ended September 30, 2003 include
$33.2 million license and data center revenue and $1.8 million in data center expenses and $0.7 million in depreciation expense associated with the Zurich Insurance Company contract.




                            S1 Corporation
                  Statements of Operations by Segment
                  For the Quarter Ended June 30, 2004
            (In thousands, except share and per share data)
                              (Unaudited)

                    Financial
                   Institutions    Edify     Eliminations    Total
                   ------------ ------------ ------------ ------------

  Software
   licenses        $     6,435  $     3,033  $       (99) $     9,369
  Support and
   maintenance          11,936        4,620         (185)      16,371
  Professional
   services             22,308        1,624           (2)      23,930
  Data center           10,558            -                   10,558
  Other                    678            -                      678
                   ------------ ------------ -----------  -----------
Total Revenue:          51,915        9,277         (286)      60,906
                   ------------ ------------ -----------  -----------
Direct costs:
  Software
   licenses              1,149          890          (99)       1,940
  Professional
   services,
   support and
   maintenance          15,978        2,871         (187)      18,662
  Data center            4,911            -                    4,911
  Other                    559            -                      559
                   ------------ ------------ -----------  -----------
    Total direct
     costs              22,597        3,761         (286)      26,072
                   ------------ ------------ -----------  -----------
    Gross margin        29,318        5,516            -       34,834
                   ------------ ------------ -----------  -----------
Operating
 expenses:
  Selling and
   marketing             6,567        2,692                    9,259
  Product
   development          11,721        1,477                   13,198
  General and
   administrative        6,617        1,044                    7,661
  Depreciation and
   amortization          2,355          223                    2,578
  Amortization and
   impairment of
   acquisition
   intangibles             765            -                      765
                   ------------ ------------ -----------  -----------
    Total
     operating
     expenses           28,025        5,436            -       33,461
                   ------------ ------------ -----------  -----------
Operating income         1,293           80            -        1,373
Interest,
 investment and
 other (expense)          (714)         (38)                    (752)
Income tax expense         (20)          19                       (1)
                   ------------ ------------ -----------  -----------
Net income         $       559  $        61  $         -  $       620
                   ============ ============ ============ ============

Net income - basic $      0.01  $      0.00               $      0.01
                   ============ ============             ============

Net income -
 diluted           $      0.01  $      0.00               $      0.01
                   ============ ============              ===========

Weighted average
 common shares
 outstanding -
 basic              70,590,274   70,590,274               70,590,274
Weighted average
 common shares
 outstanding -
 diluted            74,623,944   74,623,944               74,623,944




                            S1 Corporation
                  Statements of Operations by Segment
               For the Quarter Ended September 30, 2004
            (In thousands, except share and per share data)
                              (Unaudited)

                     Financial
                    Institutions    Edify     Eliminations   Total
                    ------------ ------------ ----------- ------------

  Software licenses $     8,791  $     3,077  $     (132) $    11,736
  Support and
   maintenance           11,511        4,791        (613)      15,689
  Professional
   services              23,251        1,141          (7)      24,385
  Data center             9,923            -           -        9,923
  Other                     522            -           -          522
                    ------------ ------------ ----------- ------------
Total Revenue:           53,998        9,009        (752)      62,255
                    ------------ ------------ ----------- ------------
Direct costs:
  Software licenses         721          925        (132)       1,514
  Professional
   services,
   support and
   maintenance           17,633        2,210        (620)      19,223
  Data center             4,585            -           -        4,585
  Other                     279            -           -          279
                    ------------ ------------ ----------- ------------
    Total direct
     costs               23,218        3,135        (752)      25,601
                    ------------ ------------ ----------- ------------
    Gross margin         30,780        5,874           -       36,654
                    ------------ ------------ ----------- ------------
Operating expenses:
  Selling and
   marketing              6,435        2,664                    9,099
  Product
   development           10,461        1,568                   12,029
  General and
   administrative         7,193        1,115                    8,308
  Depreciation and
   amortization           2,440          268                    2,708
  Amortization and
   impairment of
   acquisition
   intangibles              836            -                      836
                    ------------ ------------ ----------- ------------
   Total operating
    expenses             27,365        5,615           -       32,980
                    ------------ ------------ ----------- ------------
Operating income          3,415          259           -        3,674
Interest,
 investment and
 other income               174            6                      180
Income tax expense         (635)           -                     (635)
                    ------------ ------------ ----------- ------------
Net income          $     2,954  $       265  $        -  $     3,219
                    ============ ============ =========== ============

Net income - basic  $      0.04  $      0.00              $      0.05
                    ============ ============             ============

Net income -
 diluted            $      0.04  $      0.00              $      0.04
                     ===========  ===========              ===========

Weighted average
 common shares
 outstanding -
 basic               70,506,931   70,506,931               70,506,931
Weighted average
 common shares
 outstanding -
 diluted             72,699,694   72,699,694               72,699,694




                    S1 Corporation and Subsidiaries
                 Consolidated Statements of Cash Flows
                            (In thousands)
                              (Unaudited)

                                                Nine Months Ended
                                           September 30, September 30,
                                               2004           2003
                                           ------------  -------------

 Cash flows from operating activities:
      Net income (loss)                    $     4,283   $    (40,052)
      Adjustments to reconcile net income
       (loss) to net cash used in
       operating activities:
      Depreciation and amortization and
       goodwill impairment charge               10,433         30,608
      Equity in net loss of unconsolidated
       subsidiary                                  750              -
      Loss on disposal of property and
       equipment                                     -          3,931
      Provision for doubtful accounts
       receivable and billing adjustments        1,087          4,674
      Other                                          -          1,582
      Changes in assets and liabilities,
       excluding effects of acquisition:
           (Increase) decrease in
            accounts receivable                (11,584)         9,678
           Decrease in prepaid expenses
            and other assets                       913          4,317
           Decrease in accounts payable         (1,148)       (10,703)
           (Decrease) increase in accrued
            expenses and other liabilities     (11,177)         5,495
           Decrease in deferred revenue         (7,764)          (735)
                                           ------------  -------------
                Net cash (used in)
                 provided by operating
                 activities                    (14,207)         8,795
                                           ------------  -------------

 Cash flows from investing activities:
      Cash paid in connection with
       acquisition                              (5,278)             -
      Purchases of short-term investment
       securities                              (22,834)       (20,416)
      Maturities of short-term investment
       securities                               30,886         14,853
      Proceeds from sale of investment
       securities available for sale                 -          2,001
      Investment in unconsolidated
       subsidiary                                 (750)             -
      Purchases of property and equipment
       and purchased technology                 (5,156)        (4,528)
                                           ------------  -------------
                Net cash used in investing
                 activities                     (3,132)        (8,090)
                                           ------------  -------------

 Cash flows from financing activities:
      Proceeds from sale of common stock
       under employee stock purchase
        and option plans                         2,602          1,078
      Payments on capital lease
       obligations                                (739)        (1,756)
      Repurchase of common stock held in
       treasury                                (10,798)          (750)
                                           ------------  -------------
                Net cash used in financing
                 activities                     (8,935)        (1,428)
                                           ------------  -------------
 Effect of exchange rate changes on cash
  and cash equivalents                             (53)         1,000
                                           ------------  -------------
 Net (decrease) increase in cash and cash
  equivalents                                  (26,327)           277
 Cash and cash equivalents at beginning of
  period                                       150,064        127,842
                                           ------------  -------------
 Cash and cash equivalents at end of
  period                                   $   123,737   $    128,119
                                           ------------  -------------

 Property and equipment acquired through
  leases                                   $     1,547   $      1,293
 Maintenance agreement financed through
  vendor                                   $     1,201   $          -




                         Davidge Data Systems
                    A Subsidiary of S1 Corporation

                           Income Statement
                              (Unaudited)

                                                      Period ending
                                                    September 30, 2004
                                                    ------------------
                                                    3 months  9 months
                                                    --------  --------

 License                                            $   339   $   386
 Services                                               429     1,662
 Support & Maintenance                                  217       635
 Data Center                                            770     2,384
 Other                                                  190       186
                                                    --------  --------
 Total Revenue                                      $ 1,945   $ 5,253
                                                    --------  --------

 Total Direct Costs                                   1,398     3,867
                                                    --------  --------

 Gross Margin                                           547     1,385
                                                    --------  --------

 Total Operating Expenses                               658     2,433
                                                    --------  --------

 (Loss) Income before tax                           $  (111)  $(1,048)
                                                    --------  --------

    CONTACT: S1 Corporation, Atlanta
             Investor Contact
             Matthew Hale, 404/923-3500
             matt.hale@s1.com
             or
             Press Contact
             Peter Herbert, 404/923-6647
             peter.Herbert@s1.com